Motley Fool Small-Cap Growth ETF
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 98.7%	Shares	Value
Aerospace & Defense - 6.3%
Hexcel Corp. (a)	37,336	$2,846,123
Leonardo DRS, Inc.	49,219	1,681,813
		4,527,936

Air Freight & Logistics - 4.3%
GXO Logistics, Inc. (a)(b)	60,626	3,076,163

Automobile Components - 0.3%
Gentex Corp.	8,893	203,027

Banks - 3.2%
Live Oak Bancshares, Inc.	72,500	2,314,200

Biotechnology - 6.7%
ADMA Biologics, Inc. (b)	114,484	2,195,803
Ultragenyx Pharmaceutical, Inc. (a)(b)	77,088	2,678,808
		4,874,611

Building Products - 1.2%
Trex Co., Inc. (b)	24,508	857,290

Capital Markets - 5.4%
StoneX Group, Inc. (b)	42,791	3,877,292

Chemicals - 2.9%
Eastman Chemical Co.	33,972	2,108,982

Diversified Consumer Services - 3.0%
Frontdoor, Inc. (b)	40,436	2,180,713

Electronic Equipment, Instruments & Components - 5.8%
Evolv Technologies Holdings, Inc. (b)	361,722	2,311,403
IPG Photonics Corp. (b)	23,128	1,841,914
		4,153,317

Financial Services - 4.5%
Toast, Inc. - Class A (b)	96,114	3,286,138

Ground Transportation - 0.2%
RXO, Inc. (a)(b)	10,845	143,371

Health Care Equipment & Supplies - 12.7%
Alphatec Holdings, Inc. (b)	189,320	4,269,166
Penumbra, Inc. (b)	8,713	2,554,390
UFP Technologies, Inc. (b)	10,379	2,352,816
		9,176,372

Health Care Providers & Services - 4.3%
HealthEquity, Inc. (a)(b)	29,503	3,103,126

Industrial REITs - 2.4%
STAG Industrial, Inc.	44,968	1,766,343

Insurance - 3.2%
Goosehead Insurance, Inc. - Class A (a)	32,558	2,329,525

Oil, Gas & Consumable Fuels - 2.8%
Northern Oil & Gas, Inc. (a)	89,143	1,995,912

Personal Care Products - 2.5%
BellRing Brands, Inc. (b)	59,630	1,841,971

Professional Services - 2.9%
Verra Mobility Corp. (b)	94,956	2,071,940

Retail REITs - 2.7%
Agree Realty Corp. (a)	25,940	1,951,207

Semiconductors & Semiconductor Equipment - 3.2%
SiTime Corp. (a)(b)	7,842	2,334,563

Software - 9.4%
Alarm.com Holdings, Inc. (b)	49,376	2,565,577
LiveRamp Holdings, Inc. (b)	74,872	2,160,057
Q2 Holdings, Inc. (a)(b)	28,973	2,089,823
		6,815,457

Textiles, Apparel & Luxury Goods - 0.2%
Crocs, Inc. (a)(b)	1,708	145,146

Trading Companies & Distributors - 8.6%
Herc Holdings, Inc. (a)	21,579	2,897,412
QXO, Inc. (b)	116,641	2,184,686
SiteOne Landscape Supply, Inc. (b)	8,384	1,125,804
		6,207,902
TOTAL COMMON STOCKS (Cost $65,305,382)		71,342,504

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 9.4%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.09% (c)	6,757,931	6,757,931
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,757,931)		6,757,931

TOTAL INVESTMENTS - 108.1% (Cost $72,063,313)		78,100,435
Liabilities in Excess of Other Assets - (8.1)%		(5,885,209)
TOTAL NET ASSETS - 100.0%		$72,215,226

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
REIT - Real Estate Investment Trust

(a)	All or a portion of this security is on loan as of November 30, 2025. The fair value of these securities was $6,650,123.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Motley Fool Small-Cap Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$71,342,504	$–	$–	$71,342,504
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	6,757,931
Total Investments	$71,342,504	$–	$–	$78,100,435

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $6,757,931 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.